Exhibit 10(an)


                                      NCTI
                                20 KETCHUM STREET
                               WESTPORT, CT 06880




July 1, 2001
Mr. John Harris
Stopnoise.com. Inc.


Re: Consulting Agreement

Dear Mr. Harris:

This will confirm the arrangements, terms and conditions pursuant to which John Harris of Stopnoise.com, Inc. ("Consultant"), has been retained to serve as a management consultant and advisor to Noise Cancellation Technologies, Inc., ("the Company"), for an Initial Period of one (1) year, automatically renewable for a period of one (1) year, conferencing July 1, 2001, providing the Agreement is not canceled by either party after the initial period of the first year. The undersigned hereby agrees to the following terms and conditions.

  l. Duties of consultant: Consultant will provide such consulting services and advice peraining to the Company's business affairs as the Company may from time to time reasonably request. Without limiting the generality of the foregoing, Consultant will assist the Company in corporate development, evaluating merger and acquisition opportunities, refining business plan, evaluation of marketing plan, strategic planning, and recruiting. The services described shall be rendered by Consultant with the direction of the Company and at such time and place and in such manner (whether by conference. telephone, letter or otherwise) as Company and Consultant may mutually determine.

  2. Term of the Agreement: The effective date of this Agreement is July 1, 2001. The term of this Agreement is through June 30, 2002 unless extended.

  3. Available Time: Consultant shall make available such time as it, in its sole discretion, shall deem appropriate for the performance of its obligations under this Agreement and may, in certain circumstances be entitled to additional compensation in connection therewith.

  4. Compensation: As compensation for Consultant's services hereunder, the Company shall pay to Consultant compensation for business consulting services as follows:

  5.      Equity for Services: The Company will grant the Consultant a Five Year
          (5) Stock Option in the Company's common stock for 625,000 shares of the Company's common stock at $0.12 per share. The foregoing options shall vest at the end of the Initial Period and will be part of the Stock Option Agreement to be created by the Company. The shares underlying this option will be registered by the Company with the next registration statement filed by the Company. This option has been approved by the Board of Directors.

  6.      Expenses:   The  Company   agrees  to  reimburse  the  Consultant  for
          reasonable out-of-pocket expenses related to performing services on behalf of the Company. Such expenses typically might include, but are not limited to: phone calls, postage, shipping, messengers, travel meals and lodging expenses. All travel will be pre-approved by the Company.

  7. Health Care: The Company agrees to provide health coverage at its cost to the Consultant.

  8.      Communications:   Company   agrees  to  set  up  a  private  line  for
          communications between Consultant and Michael J. Parrella.

  9. Relationship: Nothing herein shall constitute Consultant as an employee or agent of the Company, except to such extent as might hereinafter be expressly agreed for a particular purpose. Consultant shall not have the authority to obligate or commit the Company in any manner whatsoever.

  10. Information: The Company acknowledges that Consultant will rely on information furnished by the Company concerning the Company's business affairs without independent certification and represents that such information will be materially complete and correct.

  11. Confidentiality: Except in the course of the performance of its duties hereunder, Consultant agrees that it shall not disclose any trade secrets, know-how, or other proprietary information not in the public domain learned as a result of this Agreement unless and until such information becomes generally known.

  12. Indemnification: The Company agrees to indemnify and hold harmless the Consultant, its partners, of5cers, directors, employees and each person  who  controls  Consultant  or any of its  affiliates  from and against any losses, claims, damages, liabilities and expenses whatsoever (including reasonable costs of investigation or defending any action) to which they or any of them may become subject under any applicable law arising out of Consultant's performance under this Agreement and will reimburse Consultant for all expenses (including counsel fees) as they are incurred.

  13.     Assignment: this Agreement shall not be assignable by either party.


  14. Governing Law: This Agreement shall be deemed to be a contract made under the laws of the State of Connecticut and for all purposes shall be construed in accordance with the laws of said State.

  15. Notices: All notices will be sent via certified mail or overnight courier such as Federal Express, to Mr. John Harris, 431 Route 10, Randolph, New Jersey 07869 and Noise Cancellation Technologies, Inc., One dock Street, Suite 300, Stamford, Connecticut 06902, Attention Michael J. Parrella.

  16. Board Approval: This Agreement has been approved by the Company's Board of Directors.



Very truly yours,


/s/ Michael J. Parrella
---------------------------
Michael J. Parrella
President
NCT Group, Inc.


AGREED & ACCEPTED


By:  Stopnoise.com. Inc.


Name: Mr. John Harris

/s/ John Harris
---------------------------
Title: Consultant

Date:7/5/01

                                      NCTI
                                20 KETCHUM STREET
                               WESTPORT, CT 06880




October 9. 2001


Mr. John Harris
Stopnoise.com, Inc.

Re:  Addendum to the July 1, 2001 Consulting Agreement


Dear Mr. Harris:

This will confirm that the above referred to consulting agreement is hereby amended to add the following:

In consideration of a special corporate assignment including the development of Poison Pill Strategies, the consultant is hereby granted an additional option for 1.5 Million shares of the company's common stock at $.0925 per share (today's price) under the same terms and conditions, except for price, as set forth in the consulting agreement of July 1, 2001.

All other terms of the above referenced consulting agreement are hereby ratified and re-affirmed.


Very truly your,


/s/ Michael J. Parrella
-----------------------------
Michael J. Parrella
President NCT Group, Inc.


AGREED & ACCEPTED

By: Stopnoise.com, Inc.

/s/ John Harris
----------------------------
Name: John Harris
Title: Consultant
Dated: 10/9/01

                                      NCTI
                                20 KETCHUM STREET
                               WESTPORT, CT 06880



February 15. 2002


Mr. John Harris
Stopnoise.com, Inc.


Re: Second Addendum to the July 1, 2001 Consulting Agreement


Dear Mr. Harris:

This will confirm that the above referred to consulting agreement is hereby amended to add the following:

          Paragraph 1, Duties of Consultant: to the contents of the paragraph shall be added a second paragraph as follows:

          "In addition to the above consulting services, consultant will provide such consulting services and advice pertaining to the company's international business affairs as well as domestic, as the company may, from time-to-time, request. As consideration for these additional services, consultant is hereby granted an additional option for 1 Million shares of the company's common stock at $.082 per share, the closing price on February 15. 2002 under the same terms and conditions, except for price, as set forth in the consulting agreement of July 1, 2001."

All other terms of the above referenced consulting agreement are hereby ratified and re-affirmed.


Very truly yours,


/s/ Michael J. Parrella
----------------------------
Michael J. Parrella
President

AGREED & ACCEPTED

By: Stopnoise.com. Inc.

/s/ John Harris
---------------------------
Name: John Harris
Title: Consultant
Date: 2/15/02

                                      NCTI
                                20 KETCHUM STREET
                               WESTPORT, CT 06880




February 27, 2002
Mr. John Harris
Stopnoise.com, Inc.


Re: Third Addendum to the July 1, 2001 Consulting Agreement

Dear Mr. Harris:


This will confirm that the above referred to consulting agreement is hereby amended as follows:

          Delete the amendment contained in the February 15, 2002 Second Amendment to the July 1, 2002 Consulting Agreement, and add the following language:

          Paragraph 1, Duties of Consultant: to the contents of the paragraph shall be added a second paragraph as follows:

          "In addition to the above consulting services, consultant will provide such consulting services and advice pertaining to the company's international business affairs as well as domestic, as the company may, from time-to-time, request. As consideration for these additional services, consultant is hereby granted an additional option for 1.25 Million shares of the company's common stock at $.079 per share, the closing price on February 27, 2002 under the same terms and conditions, except for price, as set forth in the consulting agreement of July 1, 2001."

All other terms of the above referenced consulting agreement are hereby ratified and re-affirmed.


Very truly yours,


/s/ Michael J. Parrella
----------------------------
Michael J. Parrella
President

AGREED & ACCEPTED

By: Stopnoise.com, Inc.

/s/ John Harris
---------------------------
Name: John Harris
Title: Consultant
Date: 2/27/02